Annual
Report



                                   MARCH 31, 1999



TEMPLETON GLOBAL
INFRASTRUCTURE FUND

[LOGO (R)]
[Franklin(R) Templeton(R)]


PAGE


[Celebrating Over 50 Years LOGO]



[PHOTO OF MARK G. HOLOWESKO APPEARS HERE]

MARK G. HOLOWESKO, CFA
President
Templeton Global Investment Trust



Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.

PAGE


CONTENTS




Shareholder Letter ...................  1

Performance Summaries ................  5

Financial Highlights &
Statement of Investments .............  8

Financial Statements ................. 13

Notes to Financial
Statements ........................... 16

Independent Auditors' Report ......... 20

Tax Designation ...................... 21


[PYRAMID GRAPHIC]
FUND CATEGORY - GLOBAL
                GROWTH
                GROWTH & INCOME
                INCOME
                TAX-FREE INCOME


SHAREHOLDER LETTER

-------------------------------------------------------------------------------
Your Fund's Goal: Templeton Global Infrastructure Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity and debt securities of U.S. and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation.
-------------------------------------------------------------------------------

Dear Shareholder:

This report covers the fiscal year ended March 31, 1999. During this period, large capitalization (cap) U.S. and European growth stocks in general continued to perform extremely well. In the U.S., technology, pharmaceutical, and financial services stocks helped to power the market to record highs. In Europe, large-cap stocks were boosted by many investors' expectations that the euro's advent would lead to opportunities for large companies to gain market share in new markets. Although many Asian equity markets rebounded, most ended the period below levels of the prior year. Due in large part to slackened demand, global commodity prices, notably that of oil, also fell during the year. Within this environment,





You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 10 of this report.

PAGE


[GEOGRAPHIC DISTRIBUTION*
Based on Total Net Assets
3/31/99 Pie Chart]

[PIE CHART APPEARS HERE]

[THIS CHART SHOWS IN PIE FORMAT THE GEOPGRAPHIC DISTRIBUTION OF TEMPLETON GLOBAL INFRASTRUCTURE FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]


Europe                        39.3%
Latin America                 19.7%
Asia                          18.7%
United States                 14.7%
Canada                         5.7%
Australia & New Zealand        3.1%


*Short-term investments and other net assets represented - 1.2% of total net assets.


Templeton Global Infrastructure Fund - Class A posted a - 11.85% one-year cumulative total return, as shown in the Performance Summary on page 6. The Morgan Stanley Capital International(R) (MSCI) World Index(1) and Goldman Sachs(R) Extended Global Market Index(2), the Fund's benchmarks, returned 13.0% and 11.4%, respectively, for the year ended March 31, 1999.

The Fund's underperformance, relative to its benchmarks, was due in large part to the fact that, although we sold many of our larger-cap stocks at levels well-above our sell targets, the small-cap stocks we purchased as replacements did not perform as well as the expensive stocks we sold. For example, we sold our holdings of several large telecommunications companies, such as Telefonica de Espana; Koninklijke Ptt Nederland NV; Finnish-based Nokia AB, A; and Lucent Technologies, Inc. of the U.S. We used the proceeds of such sales to purchase shares of small-cap companies at what we considered bargain prices. Finding several investment opportunities in Mexico and Hong Kong, we initiated positions in Corporacion Geo SA, B, a builder of low-income housing in Mexico; Cementos de Mexico SA (Cemex SA), a leading global cement company; and Hong Kong Aircraft Engineering Co. Ltd., an aircraft maintenance firm. In our opinion, each of these companies is well-positioned in its industry.



1. Source: Standard and Poor's(R) Micropal. The unmanaged MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Source: Standard and Poor's Micropal. The unmanaged Goldman Sachs Extended Global Market Index is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2

PAGE


Elsewhere, we initiated positions in building products company Heywood Williams Group PLC and machinery and engineering firm Bullough PLC, both located in the United Kingdom; Arcadis NV, a Netherlands-based engineering company; and Confab Industrial SA, a Brazilian producer of pipe for oil and gas pipelines. Other shares we purchased during the period included India-based Housing Development Finance Corp. Ltd. and French electronics company Alcatel SA.

Looking forward, we are optimistic about prospects for world equity markets and the Fund. During the reporting period, we made investments for the portfolio at what we considered attractive prices, and believe that our value-investing style has the potential to benefit our shareholders in the long term. We intend to maintain an overweighting in commodity-oriented stocks in the near term because, in many cases, they have been trading at low price levels, and we believe they may have significant upside potential. It is easy for value investors to become discouraged during momentum markets, such as the one we have been experiencing, but it is important to remember that we have a distinct investment style - one that has not always been in favor, but has been successful in the past. Although past performance is no guarantee of future results, we will continue to follow our investment style, confident in the long-term potential we believe it offers our shareholders.

There are, of course, special risks involved with global investing related to market, currency, economic, social, political, and other factors. Emerging markets securities involve heightened risks related to the same factors, in addition to those associated

TOP 10 HOLDINGS
3/31/99

[THIS CHART LISTS THE TOP 10 HOLDINGS, INCLUDING INDUSTRY AND COUNTRY, OF TEMPLETON GLOBAL INFRASTRUCTURE FUND, BASED ON TOTAL NET ASSETS AS OF 3/31/99.]


COMPANY,                                % OF TOTAL
INDUSTRY, COUNTRY                       NET ASSETS
-------------------------------------------------
YPF Sociedad Anonima,
ADR,
Energy Sources, Argentina                     2.9%

Mastec Inc.,
Telecommunications, U.S.                      2.8%

Weir Group PLC,
Industrial Components,
United Kingdom                                2.8%

Hong Kong
Telecommunications Ltd.,
Telecommunications,
Hong Kong*                                    2.8%

Svedala Industri, A,
Building Materials
& Components, Sweden                          2.7%

First Tractor Company
Limited, H,
Machinery & Engineering, China                2.5%

Gradall Industries Inc.,
Machinery & Engineering, U.S.                 2.4%

Guangshen Railway Co.
Ltd., H, ADR,
Transportation, China                         2.3%

Hong Kong Electric
Holdings Ltd.,
Utilities Electrical & Gas,
Hong Kong*                                    2.3%

Metra OY, B,
Multi-Industry, Finland                       2.2%


*Hong Kong reverted to the sovereignty of China on July 1, 1997.

                                                                               3

PAGE


with the relatively small size and lesser liquidity of those markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, Taiwan's equity market has increased 855% in the last 15 years, but has suffered six declines of more than 20% during that time (3). While short-term volatility can be disconcerting, declines exceeding 50% are not unusual in emerging markets. These risks and other considerations are discussed in the Fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may give you a better understanding of our investment and management philosophy.

We appreciate your participation in Templeton Global Infrastructure Fund and welcome your comments or suggestions.

Sincerely,

/s/MARK G. HOLOWESKO
---------------------------
Mark G. Holowesko, CFA
President
Templeton Global Investment Trust




/s/TUCKER SCOTT
---------------------------
Tucker Scott
Portfolio Manager
Templeton Global Infrastructure Fund



3. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.

4

PAGE


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (4/1/98 - 3/31/99)

CLASS A                         CHANGE                 3/31/99          3/31/98
-------------------------------------------------------------------------------
Net Asset Value                 -$2.37                 $10.12           $12.49

                                DISTRIBUTIONS
                                -----------------------------------------------
Dividend Income                 $0.1100
Long-Term Capital Gain          $0.8150
Short-Term Capital Gain         $0.0250
      TOTAL                     $0.9500


CLASS C                         CHANGE                12/31/98         12/31/97
-------------------------------------------------------------------------------
Net Asset Value                 -$2.36                 $10.01           $12.37

                                DISTRIBUTIONS
                                -----------------------------------------------
Dividend Income                 $0.0447
Long-Term Capital Gain          $0.8150
Short-Term Capital Gain         $0.0250
      TOTAL                     $0.8847

Templeton Global Infrastructure Fund paid distributions derived from long-term capital gains of 68.5 cents ($0.685) per share in May, 1998, and 13.0 cents ($0.13) per share in December, 1998. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).

CLASS A (formerly Class I):
Subject to the maximum 5.75% initial sales charge. From March 14, 1994, through April 15, 1995, fee waivers and expense reimbursements by the Fund's Business Manager increased the Fund's total return. Without these fee waivers and expense reimbursements, total returns for Class A shares would have been lower.

CLASS C (formerly Class II):
Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.


Past performance is not predictive of future results.

                                                                               5

PAGE


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and includes the applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.



PERFORMANCE



                                                                                                     INCEPTION
CLASS A                                                                  1-YEAR         5-YEAR       (3/14/94)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -11.85%         24.58%         24.70%
Average Annual Total Return(2)                                          -16.91%          3.26%          3.25%
Value of $10,000 Investment(3)                                           $8,309        $11,742        $11,753

                                          3/31/95        3/31/96        3/31/97        3/31/98        3/31/99
                                          --------------------------------------------------------------------
One-Year
Total Return(4)                            -5.41%         11.79%         16.22%         15.00%        -11.85%


                                                                                                     INCEPTION
CLASS C                                                                  1-YEAR         5-YEAR       (5/1/95)
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                                              -12.47%         15.36%         24.45%
Average Annual Total Return(2)                                          -14.11%          4.53%          5.47%
Value of $10,000 Investment(3)                                           $8,589        $11,421        $12,319

                                                                        3/31/97        3/31/98        3/31/99
                                                                        --------------------------------------
One-Year
Total Return(4)                                                          15.48%         14.13%        -12.47%



Past performance is not predictive of future results.

6

PAGE


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indices differ from the Fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index.


CLASS A
Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/99)

[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON GLOBAL INFRASTRUCTURE FUND- CLASS A TO THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AND GOLDMAN SACHS EXTENDED GLOBAL MARKET WORLD INDEX, BASED ON A $10,000 INVESTMENT FROM 3/14/94 TO 3/31/99.]


              TEMPLETON GLOBAL   MSCI WORLD  GOLDMAN SACHS
               INFRASTRUCTURE      INDEX       EGMI WORLD
               FUND - CLASS A*                   INDEX
              ----------------------------------------------
      3/14/94      $9,425         $10,000       $10,000
         3/94      $9,434          $9,760        $9,771
         4/94      $9,491         $10,063       $10,056
         5/94      $9,500         $10,091       $10,096
         6/94      $9,406         $10,065       $10,087
         7/94      $9,632         $10,258       $10,291
         8/94      $9,811         $10,568       $10,623
         9/94      $9,746         $10,293       $10,360
        10/94      $9,868         $10,587       $10,644
        11/94      $9,387         $10,130       $10,173
        12/94      $9,284         $10,230       $10,245
         1/95      $8,924         $10,078       $10,058
         2/95      $8,924         $10,227       $10,140
         3/95      $8,924         $10,722       $10,636
         4/95      $9,199         $11,098       $11,023
         5/95      $9,563         $11,195       $11,095
         6/95      $9,724         $11,194       $11,062
         7/95     $10,379         $11,756       $11,628
         8/95      $9,962         $11,496       $11,367
         9/95     $10,009         $11,833       $11,669
        10/95      $9,354         $11,649       $11,474
        11/95      $9,297         $12,056       $11,860
        12/95      $9,450         $12,411       $12,211
         1/96      $9,897         $12,637       $12,458
         2/96     $10,066         $12,716       $12,518
         3/96      $9,976         $12,931       $12,705
         4/96     $10,572         $13,237       $13,031
         5/96     $10,816         $13,250       $13,029
         6/96     $10,646         $13,320       $13,083
         7/96     $10,257         $12,852       $12,601
         8/96     $10,636         $13,002       $12,760
         9/96     $10,736         $13,514       $13,254
        10/96     $10,616         $13,610       $13,323
        11/96     $11,296         $14,375       $14,039
        12/96     $11,423         $14,148       $13,820
         1/97     $11,996         $14,320       $13,982
         2/97     $11,755         $14,488       $14,160
         3/97     $11,594         $14,204       $13,852
         4/97     $11,755         $14,670       $14,256
         5/97     $12,457         $15,579       $15,198
         6/97     $12,885         $16,358       $15,934
         7/97     $13,628         $17,114       $16,674
         8/97     $13,404         $15,972       $15,612
         9/97     $13,923         $16,841       $16,441
        10/97     $12,467         $15,958       $15,503
        11/97     $12,203         $16,243       $15,723
        12/97     $12,073         $16,443       $15,930
         1/98     $11,817         $16,904       $16,304
         2/98     $12,554         $18,050       $17,426
         3/98     $13,333         $18,815       $18,151
         4/98     $13,312         $19,002       $18,314
         5/98     $12,666         $18,767       $18,019
         6/98     $12,086         $19,215       $18,341
         7/98     $11,927         $19,186       $18,291
         8/98      $9,574         $16,631       $15,689
         9/98      $9,903         $16,928       $16,032
        10/98     $10,892         $18,461       $17,532
        11/98     $11,222         $19,562       $18,567
        12/98     $11,021         $20,521       $19,469
         1/99     $11,021         $20,973       $19,874
         2/99     $10,859         $20,417       $19,344
         3/99     $11,753         $21,271       $20,213






AVERAGE ANNUAL TOTAL RETURN
3/31/99

CLASS A
---------------------------------------
1-Year                          -16.91%
5-Year                            3.26%
Since Inception (3/14/94)         3.25%






CLASS C
Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/99)

[THE FOLLOWING LINE GRAPH COMPARES THE PERFORMANCE OF TEMPLETON GLOBAL INFRASTRUCTURE FUND - CLASS C TO THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX AND GOLDMAN SACHS GLOBAL MARKET WORLD INDEX, BASED ON A $10,000 INVESTMENT FROM 5/1/95 TO 3/31/99.]


           TEMPLETON GLOBAL  MSCI       GOLDMAN SACHS
            INFRASTRUCTURE   WORLD        EGMI WORLD
            FUND - CLASS C*    INDEX        INDEX
           --------------------------------------------
    5/1/95       $9,898       $10,000      $10,000
      5/95      $10,290       $10,088      $10,065
      6/95      $10,454       $10,086      $10,036
      7/95      $11,149       $10,593      $10,549
      8/95      $10,699       $10,359      $10,312
      9/95      $10,740       $10,663      $10,587
     10/95      $10,035       $10,497      $10,410
     11/95       $9,963       $10,863      $10,760
     12/95      $10,123       $11,183      $11,078
      1/96      $10,614       $11,387      $11,302
      2/96      $10,785       $11,458      $11,357
      3/96      $10,679       $11,651      $11,526
      4/96      $11,309       $11,927      $11,822
      5/96      $11,574       $11,940      $11,820
      6/96      $11,381       $12,002      $11,869
      7/96      $10,951       $11,581      $11,432
      8/96      $11,370       $11,716      $11,576
      9/96      $11,467       $12,177      $12,024
     10/96      $11,316       $12,264      $12,087
     11/96      $12,047       $12,953      $12,736
     12/96      $12,170       $12,748      $12,537
      1/97      $12,772       $12,904      $12,685
      2/97      $12,514       $13,054      $12,846
      3/97      $12,331       $12,799      $12,567
      4/97      $12,493       $13,219      $12,934
      5/97      $13,241       $14,038      $13,788
      6/97      $13,677       $14,739      $14,455
      7/97      $14,461       $15,421      $15,127
      8/97      $14,211       $14,392      $14,163
      9/97      $14,755       $15,175      $14,915
     10/97      $13,209       $14,379      $14,064
     11/97      $12,915       $14,636      $14,264
     12/97      $12,777       $14,816      $14,452
      1/98      $12,504       $15,232      $14,791
      2/98      $13,266       $16,265      $15,809
      3/98      $14,074       $16,954      $16,467
      4/98      $14,051       $17,122      $16,615
      5/98      $13,369       $16,910      $16,347
      6/98      $12,739       $17,314      $16,639
      7/98      $12,557       $17,288      $16,593
      8/98      $10,075       $14,985      $14,233
      9/98      $10,426       $15,253      $14,545
     10/98      $11,455       $16,635      $15,905
     11/98      $11,782       $17,627      $16,844
     12/98      $11,580       $18,491      $17,663
      1/99      $11,568       $18,898      $18,029
      2/99      $11,396       $18,398      $17,549
      3/99      $12,319       $19,167      $18,338




AVERAGE ANNUAL TOTAL RETURN
3/31/99
---------------------------------------
1-Year                          -14.11%
3-Year                            4.53%
Since Inception (5/1/95)          5.47%



*Source: Standard and Poor's(R) Micropal. MSCI World Index tracks the performance of approximately 1,450 securities in 22 countries and is designed to measure world stock market performance.

**Source: Standard and Poor's Micropal. Goldman Sachs EGMI is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world.

Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

                                                                               7

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights

                                                                                           CLASS A
                                                                 ------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------------------
                                                                   1999         1998         1997         1996         1995
                                                                   --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year.........................        $12.49       $11.54       $10.04        $9.43       $10.01
                                                                 ------------------------------------------------------------
Income from investment operations:
 Net investment income.....................................           .16          .12          .17          .04          .07
 Net realized and unrealized gains (losses)................         (1.58)        1.54         1.45         1.03         (.61)
                                                                 ------------------------------------------------------------
Total from investment operations...........................         (1.42)        1.66         1.62         1.07         (.54)
                                                                 ------------------------------------------------------------
Less distributions from:
 Net investment income.....................................          (.11)        (.18)        (.07)        (.05)        (.04)
 Net realized gains........................................          (.77)        (.53)        (.05)        (.41)          --
 In excess of net realized gains...........................          (.07)          --           --           --           --
                                                                 ------------------------------------------------------------
Total distributions........................................          (.95)        (.71)        (.12)        (.46)        (.04)
                                                                 ------------------------------------------------------------
Net asset value, end of year...............................        $10.12       $12.49       $11.54       $10.04        $9.43
                                                                 ============================================================
Total Return*..............................................      (11.85)%       15.00%       16.22%       11.79%      (5.41)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)............................       $15,647      $28,910      $28,011      $21,590      $18,717
Ratios to average net assets:
 Expenses..................................................         2.17%        1.82%        2.08%        2.32%        1.25%
 Expenses, excluding waiver and payments by affiliate......         2.17%        1.82%        2.08%        2.37%        3.25%
 Net investment income.....................................         1.27%         .89%        1.59%         .40%        1.38%
Portfolio turnover rate....................................        56.24%       27.26%       23.52%       38.22%        3.21%

*Total return does not reflect sales commissions.
 8

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights (continued)

                                                                                  CLASS C
                                                                --------------------------------------------
                                                                            YEAR ENDED MARCH 31,
                                                                --------------------------------------------
                                                                  1999         1998        1997       1996+
                                                                  -----------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $12.37      $11.46       $9.99       $9.73
                                                                --------------------------------------------
Income from investment operations:
 Net investment income (loss)...............................         .06         .03         .11        (.02)
 Net realized and unrealized gains (losses).................       (1.53)       1.52        1.43         .73
                                                                --------------------------------------------
Total from investment operations............................       (1.47)       1.55        1.54         .71
                                                                --------------------------------------------
Less distributions from:
 Net investment income......................................        (.05)       (.11)       (.02)       (.04)
 Net realized gains.........................................        (.77)       (.53)       (.05)       (.41)
 In excess of net realized gains............................        (.07)         --          --          --
                                                                --------------------------------------------
Total distributions.........................................        (.89)       (.64)       (.07)       (.45)
                                                                --------------------------------------------
Net asset value, end of year................................      $10.01      $12.37      $11.46       $9.99
                                                                =============================================
Total Return*...............................................    (12.47)%      14.13%      15.48%       7.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................      $2,996      $4,209      $2,844      $1,379
Ratios to average net assets:
 Expenses...................................................       2.81%       2.47%       2.73%       2.97%**
 Net investment income (loss)...............................        .60%        .17%        .98%      (.88)%**
Portfolio turnover rate.....................................      56.24%      27.26%      23.52%      38.22%

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period May 1, 1995 (effective date) to March 31, 1996.
                       See Notes to Financial Statements.
                                                                               9

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS 99.4%
AEROSPACE & MILITARY TECHNOLOGY .7%
Hong Kong Aircraft Engineering Co. Ltd. ....................      Hong Kong             95,000    $   139,750
                                                                                                  -----------
AUTOMOBILES 1.8%
Autoliv Inc. ...............................................        Sweden               5,700        214,106
Weifu Fuel Injection Co. Ltd., B............................        China              515,000        116,297
                                                                                                  -----------
                                                                                                      330,403
                                                                                                  -----------
BANKING .5%
*Hambrecht & Quist Group Inc. ..............................    United States            3,000        104,063
                                                                                                  -----------
BUILDING MATERIALS & COMPONENTS 9.9%
Anglian Group PLC...........................................    United Kingdom          25,000        113,607
Cementos Diamante SA, ADR, 144A.............................       Colombia             28,500         37,406
Cemex SA....................................................        Mexico              80,000        326,265
Det Danske Traelastkompagni AS..............................       Denmark               4,300        293,558
Heywood Williams Group PLC..................................    United Kingdom          80,000        309,947
Plettac AG..................................................       Germany               2,100        111,544
Svedala Industri, A.........................................        Sweden              28,500        497,355
Williams PLC................................................    United Kingdom          25,000        161,330
                                                                                                  -----------
                                                                                                    1,851,012
                                                                                                  -----------
BUSINESS & PUBLIC SERVICES .5%
*Magellan Health Services Inc. .............................    United States           25,000        104,688
                                                                                                  -----------
CONSTRUCTION & HOUSING 1.1%
Fletcher Challenge Building Ltd., ADR.......................     New Zealand            15,600        205,725
                                                                                                  -----------
DATA PROCESSING & REPRODUCTION 4.0%
*3Com Corp. ................................................    United States           14,000        326,375
*Newbridge Networks Corp. ..................................        Canada              13,400        415,400
                                                                                                  -----------
                                                                                                      741,775
                                                                                                  -----------
ELECTRICAL & ELECTRONICS 5.5%
Alcatel SA..................................................        France               3,500        402,420
Koninklijke Philips Electronics NV..........................     Netherlands             5,000        407,279
Motorola Inc. ..............................................    United States            3,000        219,750
                                                                                                  -----------
                                                                                                    1,029,449
                                                                                                  -----------
ELECTRONIC COMPONENTS & INSTRUMENTS 3.0%
*ADC Telecommunications Inc. ...............................    United States            3,000        143,063
Twentsche Kabel Holding NV..................................     Netherlands            13,500        408,088
                                                                                                  -----------
                                                                                                      551,151
                                                                                                  -----------
ENERGY SOURCES 3.6%
*Ranger Oil Ltd. ...........................................        Canada              31,100        124,400
YPF Sociedad Anonima, ADR...................................      Argentina             17,200        542,875
                                                                                                  -----------
                                                                                                      667,275
                                                                                                  -----------
FINANCIAL SERVICES 1.1%
Housing Development Finance Corp. Ltd. .....................        India                3,685        198,016
                                                                                                  -----------

 10

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 2.3%
Munksjo AB..................................................        Sweden              39,000    $   270,339
Weyerhaeuser Co. ...........................................    United States            3,000        166,500
                                                                                                  -----------
                                                                                                      436,839
                                                                                                  -----------
HEALTH & PERSONAL CARE 1.8%
*Internatio-Muller NV.......................................     Netherlands            16,000        327,334
                                                                                                  -----------
INDUSTRIAL COMPONENTS 4.1%
*Shaw Group Inc. ...........................................    United States            9,400        131,013
Sylea SA....................................................        France               2,000        101,482
Weir Group PLC..............................................    United Kingdom         132,800        528,447
                                                                                                  -----------
                                                                                                      760,942
                                                                                                  -----------
MACHINERY & ENGINEERING 15.3%
Arcadis NV..................................................     Netherlands            48,000        367,927
Bullough PLC................................................    United Kingdom         250,000        312,772
First Tractor Company Limited, H............................        China            2,414,000        457,908
*Gradall Industries Inc. ...................................    United States           35,000        455,000
IHC Caland NV...............................................     Netherlands             5,000        188,930
Maezawa Kyuso Industries Co. ...............................        Japan               64,000        362,070
Mckechnie Group PLC.........................................    United Kingdom          37,000        260,719
SNC-Lavalin Group Inc., A...................................        Canada              31,800        245,941
VA Technologie AG, Br. .....................................       Austria               2,680        192,840
                                                                                                  -----------
                                                                                                    2,844,107
                                                                                                  -----------
MERCHANDISING 1.9%
Grupo Imsa SA de CV, ADR....................................        Mexico              22,200        351,038
                                                                                                  -----------
METALS & MINING 5.0%
British Steel PLC, ADR......................................    United Kingdom          18,700        377,506
Oregon Steel Mills Inc. ....................................    United States           32,100        335,044
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             3,400        215,439
                                                                                                  -----------
                                                                                                      927,989
                                                                                                  -----------
MULTI-INDUSTRY 2.2%
Metra OY, B.................................................       Finland              20,600        415,883
                                                                                                  -----------
REAL ESTATE 1.8%
*Corporacion Geo SA, B......................................        Mexico             110,000        319,861
Inversiones y Representacion SA, GDR........................      Argentina                400         10,550
                                                                                                  -----------
                                                                                                      330,411
                                                                                                  -----------
TELECOMMUNICATIONS 18.5%
*Cable & Wireless Optus Ltd., 144A..........................      Australia             62,640        145,175
Compania Anonima Nacional Telefonos de Venezuela, ADR.......      Venezuela             11,200        203,700
Hong Kong Telecommunications Ltd. ..........................      Hong Kong            260,000        513,320
*Mastec Inc. ...............................................    United States           23,000        529,000
*Millicom International Cellular SA.........................      Luxembourg             9,100        236,600
Northern Telecom, Ltd. .....................................        Canada               4,500        279,563
SBC Communications Inc. ....................................        Mexico               3,900        226,200

                                                                              11

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY           SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Tele Celular Sul Participacoes SA...........................        Brazil         109,665,900    $   165,618
*Tele Centro Sul Participacoes SA...........................        Brazil          14,665,900         68,412
Tele Sudeste Celular Participacoes SA.......................        Brazil          39,665,900        141,086
Telecom Italia SpA, di Risp.................................        Italy               30,050        178,723
Telefonica de Argentina SA, B, ADR..........................      Argentina             12,600        381,150
Telefonica del Peru SA, B...................................         Peru              115,000        147,719
Telesp Participacoes SA.....................................        Brazil          17,665,900        231,768
                                                                                                  -----------
                                                                                                    3,448,034
                                                                                                  -----------
TRANSPORTATION 7.1%
Air New Zealand Ltd., B.....................................     New Zealand           134,000        232,252
*Fritz Companies Inc. ......................................    United States           33,200        228,250
Guangshen Railway Co. Ltd., H, ADR..........................        China               75,750        426,094
*Osprey Maritime Ltd. ......................................      Singapore            449,500        149,530
Peninsular & Oriental Steam Navigation Co. .................    United Kingdom          20,000        291,221
                                                                                                  -----------
                                                                                                    1,327,347
                                                                                                  -----------
UTILITIES ELECTRICAL & GAS 7.7%
Gener SA, ADR...............................................        Chile                9,800        180,075
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong            139,500        422,125
Iberdrola SA, Br. ..........................................        Spain               23,600        349,565
Korea Electric Power Corp. .................................     South Korea            12,300        296,724
Shandong Huaneng Power Development Co. Ltd., ADR............        China               49,400        185,250
                                                                                                  -----------
                                                                                                    1,433,739
                                                                                                  -----------
TOTAL COMMON STOCKS (COST $19,170,582)......................                                       18,526,970
                                                                                                  -----------
PREFERRED STOCKS (COST $513,077) 1.8%
Confab Industrial SA, pfd. .................................        Brazil             441,000        347,143
                                                                                                  -----------
TOTAL INVESTMENTS (COST $19,683,659) 101.2%.................                                       18,874,113
OTHER ASSETS, LESS LIABILITIES (1.2%).......................                                         (230,525)
                                                                                                  -----------
TOTAL NET ASSETS 100.0%.....................................                                      $18,643,588
                                                                                                  ===========

*Non-income producing.
                       See Notes to Financial Statements.
 12

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $19,683,659).....    $18,874,113
 Receivables:
  Investment securities sold................................        541,966
  Dividends and interest....................................        130,664
                                                                -----------
      Total assets..........................................     19,546,743
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................        290,394
  Fund shares redeemed......................................         65,451
  To affiliates.............................................         38,593
 Funds advanced by custodian................................        458,654
 Accrued expenses...........................................         50,063
                                                                -----------
      Total liabilities.....................................        903,155
                                                                -----------
Net assets, at value........................................    $18,643,588
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    93,146
 Net unrealized depreciation................................       (809,546)
 Distributions in excess of net realized gains..............       (119,722)
 Beneficial shares..........................................     19,479,710
                                                                -----------
Net assets, at value........................................    $18,643,588
                                                                ===========
CLASS A:
 Net asset value per share ($15,647,296 / 1,545,966 shares
   outstanding).............................................         $10.12
                                                                ===========
 Maximum offering price per share ($10.12 / 94.25%).........         $10.74
                                                                ===========
CLASS C:
 Net asset value per share ($2,996,292 / 299,209 shares
   outstanding)*............................................         $10.01
                                                                ===========
 Maximum offering price per share ($10.01 / 99.00%).........         $10.11
                                                                ===========

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $84,537)
 Dividends..................................................    $826,635
 Interest...................................................      17,452
                                                                --------
      Total investment income...............................                   $   844,087
Expenses:
 Management fees (Note 3)...................................     184,332
 Administrative fees (Note 3)...............................      36,866
 Distribution fees (Note 3)
  Class A...................................................      73,880
  Class C...................................................      34,633
 Transfer agent fees (Note 3)...............................      75,400
 Custodian fees.............................................      23,800
 Reports to shareholders....................................      43,900
 Registration and filing fees...............................      37,100
 Professional fees..........................................      27,700
 Trustees' fees and expenses................................       2,900
 Amortization of organization costs.........................      14,103
 Other......................................................         123
                                                                --------
      Total expenses........................................                       554,737
                                                                               -----------
            Net investment income...........................                       289,350
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     194,995
  Foreign currency transactions.............................     (30,424)
                                                                --------
      Net realized gain.....................................                       164,571
      Net unrealized depreciation on investments............                    (4,807,076)
                                                                               -----------
Net realized and unrealized loss............................                    (4,642,505)
                                                                               -----------
Net decrease in net assets resulting from operations........                   $(4,353,155)
                                                                               ===========

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                    1999              1998
                                                                    ----------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $    289,350       $   273,899
  Net realized gain from investments and foreign currency
    transactions............................................         164,571         3,099,177
  Net unrealized appreciation (depreciation) on
   investments..............................................      (4,807,076)          902,736
                                                                ------------------------------
    Net increase (decrease) in net assets resulting from
      operations............................................      (4,353,155)        4,275,812
 Distributions to shareholders from:
  Net investment income:
   Class A..................................................        (222,027)         (422,396)
   Class C..................................................         (15,650)          (32,529)
  Net realized gains:
   Class A..................................................      (1,715,884)       (1,282,490)
   Class C..................................................        (276,417)         (182,774)
  In excess of net realized gains:
   Class A..................................................        (101,764)               --
   Class C..................................................         (17,958)               --
 Beneficial share transactions (Note 2):
   Class A..................................................      (7,454,694)       (1,276,300)
   Class C..................................................        (317,636)        1,184,703
                                                                ------------------------------
    Net increase (decrease) in net assets...................     (14,475,185)        2,264,026
Net assets:
 Beginning of year..........................................      33,118,773        30,854,747
                                                                ------------------------------
 End of year................................................    $ 18,643,588       $33,118,773
                                                                ==============================
Undistributed net investment income included in net assets:
 End of year................................................    $     93,146       $    84,488
                                                                ==============================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund), is a separate diversified series of Templeton Global Investment Trust (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 65% of its total assets in the equity and debt securities of U.S. and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 16

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. BENEFICIAL SHARES

The Fund offers two classes of shares; Class A and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C shares, respectively. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At March 31, 1999, there were an unlimited number of shares of beneficial interest authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                              -----------------------------------------------------------
                                                                         1999                              1998
                                                              -----------------------------------------------------------
                                                                SHARES         AMOUNT             SHARES        AMOUNT
                                                              -----------------------------------------------------------
CLASS A SHARES:
Shares sold.................................................     375,912    $  3,653,450          608,694    $  7,533,785
Shares issued on reinvestment of distributions..............     176,318       1,945,594          141,485       1,611,708
Shares redeemed.............................................  (1,320,960)    (13,053,738)        (862,774)    (10,421,793)
                                                              -----------------------------------------------------------
Net decrease................................................    (768,730)   $ (7,454,694)        (112,595)   $ (1,276,300)
                                                              ===========================================================

                                                                              17

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

2. BENEFICIAL SHARES (CONT.)

                                                                               YEAR ENDED MARCH 31,
                                                              -------------------------------------------------------
                                                                       1999                            1998
                                                              -------------------------------------------------------
                                                               SHARES       AMOUNT             SHARES       AMOUNT
                                                              -------------------------------------------------------
CLASS C SHARES:
Shares sold.................................................    80,830    $   825,531          177,194    $ 2,175,334
Shares issued on reinvestment of distributions..............    26,888        295,561           18,209        205,125
Shares redeemed.............................................  (148,665)    (1,438,728)        (103,342)    (1,195,756)
                                                              -------------------------------------------------------
Net increase (decrease).....................................   (40,947)   $  (317,636)          92,061    $ 1,184,703
                                                              =======================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors) and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.75% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                       AVERAGE DAILY NET ASSETS
--------------------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.35% and 1.00% per year of the average daily net assets of Class A and Class C shares, respectively, for costs incurred in marketing the Fund's Class A and Class C shares. Under the Class A distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1999 the unreimbursed costs were $1,308,722. Distributors received net commissions from sales of the Fund's shares and received contingent deferred sales charges for the period of $9,002 and $4,225, respectively.

 18

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (continued)

4. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

Unrealized appreciation.....................................  $ 2,420,188
Unrealized depreciation.....................................   (3,229,734)
                                                              -----------
Net unrealized depreciation.................................  $  (809,546)
                                                              ===========

At March 31, 1999 the Fund has deferred capital and currency losses occurring subsequent to October 31, 1998 of $120,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $13,679,147 and $21,937,477, respectively.

6. FUND MERGER

The Fund's Board of Trustees approved a proposal to merge the Fund into Templeton World Fund, subject to shareholder approval. It is anticipated that in June 1999, shareholders will receive a proxy and proxy statement requesting their vote on the proposal.

                                                                              19

PAGE



TEMPLETON GLOBAL INFRASTRUCTURE FUND
INDEPENDENT AUDITOR'S REPORT
The Board of Trustees and Shareholders
Templeton Global Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Infrastructure Fund as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Infrastructure Fund as of March 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/ McGladrey & Pullen, LLP

New York, New York
April 30, 1999

 20

PAGE

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Templeton Global Infrastructure Fund hereby designates $285,369 as a capital gain dividend for the fiscal year ended March 31, 1999.

Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Global Infrastructure Fund hereby designates 23.38% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 1999.

At March 31, 1999, more than 50% of the Templeton Global Infrastructure Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the fund on these investments. As in prior years, the Fund intends to make an election under
Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them.

In January 2000, shareholders will receive Form 1099-DIV, which will include their share of taxes withheld and foreign source income distributed during the calendar year 1999.

                                                                              21

PAGE


TEMPLETON GLOBAL INFRASTRUCTURE FUND
Tax Designation (continued)

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class A and Class C shareholders in May 1999.

                                                                CLASS A                                   CLASS C
                                                 --------------------------------------------------------------------------------
                                                   FOREIGN TAXES        FOREIGN SOURCE       FOREIGN TAXES        FOREIGN SOURCE
                   COUNTRY                       WITHHELD PER SHARE    INCOME PER SHARE    WITHHELD PER SHARE    INCOME PER SHARE
---------------------------------------------------------------------------------------------------------------------------------
Argentina....................................         $ 0.0000             $0.0151              $ 0.0000             $0.0101
Australia....................................           0.0005              0.0059                0.0005              0.0040
Austria......................................           0.0006              0.0016                0.0006              0.0011
Brazil.......................................           0.0111              0.0356                0.0111              0.0237
Canada.......................................           0.0007              0.0023                0.0007              0.0016
Chile........................................           0.0019              0.0029                0.0019              0.0019
China........................................           0.0000              0.0196                0.0000              0.0131
Colombia.....................................           0.0000              0.0012                0.0000              0.0008
Denmark......................................           0.0034              0.0071                0.0034              0.0047
Ecuador......................................           0.0000              0.0035                0.0000              0.0024
Finland......................................           0.0007              0.0019                0.0007              0.0013
Hong Kong....................................           0.0000              0.0126                0.0000              0.0084
Indonesia....................................           0.0001              0.0023                0.0001              0.0015
Italy........................................           0.0005              0.0018                0.0005              0.0012
Japan........................................           0.0006              0.0018                0.0006              0.0012
Luxembourg...................................           0.0000              0.0012                0.0000              0.0008
Mexico.......................................           0.0000              0.0053                0.0000              0.0035
Netherlands..................................           0.0033              0.0090                0.0033              0.0060
New Zealand..................................           0.0015              0.0040                0.0015              0.0027
Pakistan.....................................          (0.0016)             0.0000               (0.0016)             0.0000
Peru.........................................           0.0000              0.0020                0.0000              0.0013
Portugal.....................................           0.0001              0.0001                0.0001              0.0000
Singapore....................................           0.0003              0.0006                0.0003              0.0004
South Korea..................................           0.0013              0.0033                0.0013              0.0022
Spain........................................           0.0020              0.0056                0.0020              0.0037
Sweden.......................................           0.0031              0.0099                0.0031              0.0066
United Kingdom...............................           0.0117              0.0346                0.0117              0.0231
Venezuela....................................           0.0000              0.0035                0.0000              0.0023
                                                 --------------------------------------------------------------------------------
TOTAL........................................         $ 0.0418             $0.1943              $ 0.0418             $0.1296
                                                 ================================================================================

 22

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PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.


                                                                           04/99

PAGE


                                                                   Bulk Rate
[FRANKLIN TEMPLETON LOGO]                                        U.S. Postage
Templeton Global Infrastructure Fund                                 PAID
777 Mariners Island Blvd., P.O. Box 7777                         Permit No. 75
San Mateo, CA 94403-7777                                           Bell, CA


ANNUAL REPORT

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, CA 94404-1585
1-800/DIAL BEN(R)
www.franklin-templeton.com

SHAREHOLDER SERVICES
1-800-632-2301

FUND INFORMATION
1-800-342-5236

This report must be preceded or accompanied by the current Templeton Global Infrastructure Fund prospectus, which contains more complete information, including risk factors, charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

413 A99 05/99                                          Printed on recycled paper